SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                           FORM 8-K/A

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

                 Date of Report:  October 16, 2000


                        GANNETT CO., INC.
     (Exact name of registrant as specified in its charter)

    Delaware                 1-6961                   16-0442930
(State or other           (Commission               (IRS Employer
  jurisdiction            File Number)            Identification No.)
of incorporation)


         1100 Wilson Boulevard, Arlington, Virginia  22234
         (Address of principal executive offices)(Zip Code)

                          (703) 284-6000
        (Registrant's telephone number, including area code)

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                                Amendment No. 1

The company's current report on Form 8-K dated August 1, 2000, is hereby amended and supplemented as follows.


ITEM  7.  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

The following financial statements and pro forma financial information are hereby filed as part of this report.

(a)  Financial Statements of Businesses Acquired

     (1) Audited consolidated statements of financial position of Central Newspapers, Inc., as of December 26, 1999 and December 27, 1998, and the related consolidated statements of income, consolidated statements of shareholders' equity and comprehensive income, and consolidated statements of cash flows for the 52 week periods ended December 26, 1999, December 27, 1998, and December 28, 1997.

     (2) Unaudited consolidated statements of financial position of Central Newspapers, Inc., as of June 25, 2000, the related consolidated statements of income for the 13 week and 26 week periods ended June 25, 2000, and June 27, 1999, and the consolidated statements of cash flows for the 26 week periods ended June 25, 2000, and June 27, 1999.

(b)  Pro Forma Financial Information

The following pro forma combining financial statements of Gannett Co., Inc., and Central Newspapers, Inc. are included in this report:

     (1) Unaudited pro forma condensed combined balance sheet as of June 25, 2000, and the unaudited pro forma condensed combined statement of income for the 26 weeks ended June 25, 2000.

     (2) Unaudited pro forma condensed combined statement of income for the 52 weeks ended December 26, 1999.

(c)  Exhibits

     See exhibit index for list of exhibits.



                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GANNETT CO., INC.



Dated: October 16, 2000                 By: /s/ George R. Gavagan
                                            -------------------------
                                            George R. Gavagan
                                            Vice President and Controller


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                                EXHIBIT INDEX

Exhibit
Number                       Title or Description
-------                     ----------------------
23-1                         Consent of PricewaterhouseCoopers LLP

99-1 Audited consolidated statements of financial position of Central Newspapers, Inc., as of December 26, 1999 and December 27, 1998, and the related consolidated statements of income, consolidated statements of chareholders' equity and comprehensive income, and consolidated statements of cash flows for the 52 week periods ended December 26, 1999, December 27, 1998, and December 28, 1997
                             (pages 34 to 52 of Central Newspapers,
                             Inc.'s Annual Report for the 52 weeks
                             ended December 26, 1999).

99-2 Unaudited consolidated statement of financial position of Central Newspapers, Inc., as of June 25, 2000, the related consolidated statements of income for the 13 week and 26 week periods ended June 25, 2000, and June 27, 1999, and the consolidated statements of cash flows for the 26 week periods ended June 25, 2000, and June 27, 1999.

99-3 Unaudited pro forma condensed combined balance sheet as of June 25, 2000, and the unaudited pro forma condensed combined statements of income for the 26 weeks ended June 25, 2000, and for the 52 weeks ended December 26, 1999.

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